SUB-ITEM 77H

                                           MFS VARIABLE INSURANCE TRUST

As of June 30, 2006, the following person or entity now owns 25% or more of a fund's voting security:

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PERSON/ENTITY                              FUND                      PERCENTAGE
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Hartford Life & Annuity
Insurance Co Separate Account              MFS Research Bond Series     29.46%
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Massachusetts Financial
Services Company                           MFS Money Market Series      97.09%
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Hartford Life Insurance
Company Separate Account                   MFS Research                 44.17%
                                           International Series
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As of June 30, 2006, the following  persons or entity no longer owns 25% or more of a fund's voting security:

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PERSON/ENTITY                                          FUND
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First Citicorp Life Ins Co                             MFS Money Market Series
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Hartford Life & Annuity
Insurance Co Separate Account                          MFS Investors Growth
                                                       Stock Series
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